EXHIBIT 99.1

                                  $157,898,000
                                Approximate(1)(4)
                                 GSAMP 2005-HE5
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates


Overview of the Offered Certificates
------------------------------------

                                                                          Estimated
               Approximate Principal      Expected       Initial Pass-    Avg. Life   Principal Payment   S&P/ Moody's
Certificates       Balance(1)(4)       Credit Support   Through Rate(5)   (yrs)(2)      Window(2)(3)        Ratings
----------------------------------------------------------------------------------------------------------------------
M-1                 $37,153,000            20.25%        LIBOR + [ ]%       5.10       06/09 - 03/13       AA+ / Aa1
M-2                 $33,901,000            16.60%        LIBOR + [ ]%       5.04       04/09 - 03/13       AA+ / Aa2
M-3                 $23,685,000            14.05%        LIBOR + [ ]%       5.01       03/09 - 03/13       AA+ / Aa3
M-4                 $16,719,000            12.25%        LIBOR + [ ]%       4.99       02/09 - 03/13        AA / A1
M-5                 $16,718,000            10.45%        LIBOR + [ ]%       4.98       02/09 - 03/13        AA- / A2
M-6                 $14,397,000             8.90%        LIBOR + [ ]%       4.97       01/09 - 03/13        A+ / A3
M-7                 $15,325,000             7.25%        LIBOR + [ ]%       4.96       01/09 - 03/13        A / Baa1
----------------------------------------------------------------------------------------------------------------------
Total              $157,898,000
----------------------------------------------------------------------------------------------------------------------


Non-Offered Certificates
------------------------

----------------------------------------------------------------------------------------------------------------------
A-1(6)                 N/A                 24.25%        LIBOR + [ ]%        N/A            N/A               N/A
A-2A(6)                N/A                 24.25%        LIBOR + [ ]%        N/A            N/A               N/A
A-2B(6)                N/A                 24.25%        LIBOR + [ ]%        N/A            N/A               N/A
A-2C(6)                N/A                 24.25%        LIBOR + [ ]%        N/A            N/A               N/A
M-8                 $11,610,000            6.00%         LIBOR + [ ]%        N/A            N/A               N/A
B-1                 $11,611,000            4.75%         LIBOR + [ ]%        N/A            N/A               N/A
B-2                 $10,216,000            3.65%         LIBOR + [ ]%        N/A            N/A               N/A
----------------------------------------------------------------------------------------------------------------------

(1) The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month at 10% CPR.
(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.
(3) The last scheduled distribution date for the Certificates is the Distribution Date in November 2035.
(4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the pass-through rates of the Offered Certificates.
(6)   Structure of the AAA/Aaa rated certificates subject to change.

Selected Mortgage Pool Data((7))
--------------------------------
                                                                     Aggregate
                                                                     ---------
Average Scheduled Principal Balance:                               $937,411,593
Weighted Average Gross Coupon:                                           7.535%
Weighted Average Net Coupon((8)):                                        7.025%
Weighted Average Current FICO Score:                                        639
Weighted Average Original LTV Ratio((9)):                                80.92%
Weighted Average Combined Original LTV Ratio((9)):                       82.50%
Weighted Average Std. Remaining Term (months):                              354
Weighted Average Seasoning (months):                                          2
Weighted Average Months to Roll((10)):                                       23
Weighted Average Gross Margin(10):                                        6.47%
Weighted Average Initial Rate Cap((10)):                                  2.99%
Weighted Average Periodic Rate Cap((10)):                                 1.02%
Weighted Average Gross Max. Lifetime Rate((10)):                         13.52%

(7) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(9) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio, and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien mortgage loans plus the original principal balance of the related first lien mortgage loan, to the value of the mortgaged property.
(10) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of subprime fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") purchased via the Goldman Sachs Residential Mortgage Conduit from SouthStar Funding ("SouthStar") (74.50%) and various other sellers, each comprising of less than 5% (25.50%).

o Credit support for the Certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 3.65%, and excess spread.

o     The Mortgage Loans will be serviced by Litton Loan Servicing LP
      ("Litton").

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA05HE5" and on Bloomberg as "GSAMP 05-HE5."

o All amounts and percentages herein related to the Mortgage Loans are as of the Statistical Calculation Date unless as otherwise noted.

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $875,403,485. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of 4.77% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------
Expected Closing Date:              November 22, 2005.
Cut-off Date:                       November 1, 2005.
Statistical Calculation Date:       October 1, 2005.
Expected Pricing Date:              November 4, 2005.
First Distribution Date:            December 27, 2005.

Key Terms

Offered Certificates:               Class M-1, Class M-2, Class M-3, Class M-4,
                                    Class M-5, Class M-6 and Class M-7
                                    Certificates.

Non-Offered Certificates:           Class A, Class M-8, Class B-1 and Class B-2
                                    Certificates.

LIBOR Certificates:                 Offered and Non-Offered Certificates.

Class A-1 Certificates              Class A-1 Certificates.

Class A-2 Certificates              Class A-2A, Class A-2B and Class A-2C
                                    Certificates.

Class A Certificates                Class A-1 and Class A-2 Certificates.

Class M Certificates:               Class M-1, Class M-2, Class M-3, Class M-4,
                                    Class M-5, Class M-6, Class M-7 and Class
                                    M-8 Certificates.

Class B Certificates:               Class B-1 and Class B-2 Certificates.

Depositor:                          GS Mortgage Securities Corp.

Lead Manager:                       Goldman, Sachs & Co.

Servicer:                           Litton Loan Servicing LP.

Trustee:                            Deutsche Bank National Trust Company.

Servicing Fee Rate:                 50 bps.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trustee Fee Rate:                   No more than 1 bp.

Expense Fee Rate:                   The Servicing Fee Rate and the Trustee Fee
                                    Rate.

Distribution Date:                  25th day of the month or the following
                                    business day.

Record Date:                        For any Distribution Date, the last business
                                    day of the Interest Accrual Period.

Delay Days:                         0 day delay on all Certificates.

Prepayment Period:                  The calendar month prior to the Distribution
                                    Date.

Due Period:                         The period commencing on the second day of
                                    the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:                          Actual/360 basis.

Interest Accrual Period:            The prior Distribution Date to the day prior
                                    to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment Assumption:      Adjustable rate mortgage loans: CPR starting
                                    at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 28%
                                    CPR in month 12 (an approximate 2.091%
                                    increase per month), and remaining at 28%
                                    CPR thereafter. Fixed rate mortgage loans:
                                    CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter.

Mortgage Loans:                     The trust will consist of sub-prime, fixed
                                    and adjustable rate, first and second lien residential mortgage loans.

Group I Mortgage Loans:             Approximately $[585,183,613] of Mortgage
                                    Loans with original principal balances as of the Statistical Calculation Date that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac.

Group II Mortgage Loans:            Approximately $[352,227,980] of Mortgage
                                    Loans with original principal balances as of the Statistical Calculation Date that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set
                                    Fannie Mae or Freddie Mac.

Excess Spread:                      The initial weighted average net coupon of
                                    the mortgage pool will be greater than the interest payments on the Offered
                                    Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical
                                    Calculation Date rolled one month at 10%
                                    CPR:

                                    Initial Gross WAC(1):               7.5352%
                                      Less Expense Fee Rate(2):         0.5100%
                                                                        -------
                                    Net WAC(1):                         7.0252%
                                      Less Initial LIBOR Certificate
                                        Coupon (Approx.)(3):            4.3832%
                                      Less Net Swap Rate (Approx.)(3):  0.5306%
                                                                        -------
                                    Initial Excess Spread(1):           2.1114%

                                    (1)      This amount will vary on each
                                             Distribution Date based on changes
                                             to the weighted average of the
                                             interest rates on the Mortgage
                                             Loans as well as any changes in day
                                             count.

                                    (2)      Includes the Servicing Fee Rate and
                                             Trustee Fee Rate.

                                    (3)      Assumes 1-month LIBOR equal to
                                             4.207%, initial marketing spreads
                                             and a 30-day month. This amount
                                             will vary on each Distribution Date
                                             based on changes to the weighted
                                             average of the pass-through rates
                                             on the LIBOR Certificates as well
                                             as any changes in day count.

Servicer Advancing:                 Yes as to principal and interest, subject to
                                    recoverability.

Compensating Interest:              The Servicer will pay compensating interest
                                    up to the lesser of (A) the aggregate of the prepayment interest shortfalls on the
                                    Mortgage Loans for the related Distribution
                                    Date resulting from principal prepayments on the Mortgage Loans during the related
                                    Prepayment Period and (B) one-half of the aggregate Servicing Fee received by the Servicer for that Distribution Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Provider:                      TBD.

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call.

Rating Agencies:                    Standard & Poor's Ratings Services, a
                                    division of The McGraw-Hill Companies, Inc.
                                    and Moody's Investors Service, Inc. will rate all of the Offered Certificates.

Minimum Denomination:               $25,000 with regard to each of the Offered
                                    Certificates.

Legal Investment:                   The Certificates will not be SMMEA eligible.

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to all Offered Certificates. However,
                                    prospective purchasers should consult their own counsel. In addition, plan fiduciaries should note that additional representations by purchasers of Offered Certificates will be deemed to have been made because a swap agreement is an asset of the trust fund.

Tax Treatment:                      All Offered Certificates represent REMIC
                                    regular interests and, to a limited extent, interests in certain notional principal contract payments including basis risk interest carryover payments pursuant to the payment priorities in the transaction; which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.

Prospectus:                         The Offered Certificates will be offered
                                    pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                    "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                    Certificates may not be consummated unless the purchaser has received the Prospectus.
                                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                    BE CONSIDERED IN CONNECTION WITH AN
                                    INVESTMENT IN THE OFFERED CERTIFICATES.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates
-----------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates." Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the lesser of the WAC Cap or applicable loan group cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass Through-Rate attributable to the WAC Cap or applicable loan group cap will be carried forward with interest at the applicable Pass Through-Rate (without regard to the WAC Cap or applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 3.65% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 7.30% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

      (x) the Distribution Date occurring in December 2008; and

      (y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 48.50%.

Class        Initial Subordination Percentage(1)        Stepdown Date Percentage
-----        -----------------------------------        ------------------------
  A                        24.25%                                48.50%
 M-1                       20.25%                                40.50%
 M-2                       16.60%                                33.20%
 M-3                       14.05%                                28.10%
 M-4                       12.25%                                24.50%
 M-5                       10.45%                                20.90%
 M-6                        8.90%                                17.80%
 M-7                        7.25%                                14.50%
 M-8                        6.00%                                12.00%
 B-1                        4.75%                                 9.50%
 B-2                        3.65%                                 7.30%

(1) Includes initial overcollateralization percentage.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 32.00% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

     Distribution Dates                 Cumulative Realized Loss Percentage
     ------------------                 -----------------------------------
December 2007 - November 2008      1.50% for the first month, plus an additional
                                     1/12th of 1.50% for each month thereafter

December 2008 - November 2009      3.00% for the first month, plus an additional
                                     1/12th of 1.50% for each month thereafter

December 2009 - November 2010      4.50% for the first month, plus an additional
                                     1/12th of 1.25% for each month thereafter

December 2010 - November 2011      5.75% for the first month, plus an additional
                                     1/12th of 0.65% for each month thereafter

December 2011 and thereafter                          6.40%


Step-up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I WAC Cap and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-8 Pass-Through Rate. The Class M-8 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class R Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a supplemental interest amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related pass-through rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receipts and to interest received or advanced on the Mortgage Loans less the Expense Fee Rate, net swap payments and certain swap termination payments owed to the swap provider.

Principal Remittance Amount. On any Distribution Date, the sum of:

      (1) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer on the related servicer remittance date,

      (2) the principal portion of all partial and full prepayments received during the related Prepayment Period,

      (3) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (4) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date for the current Distribution Date,

      (5) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (6) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate and plus swap receipts, if any, and less net swap payments, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable Servicer for the related advances and the applicable Expense Fee Rate in respect of such Mortgage Loan.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 51.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 59.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 66.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 71.90% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 75.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 79.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 82.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-7 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 85.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-8 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date) and (I) the class certificate balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 88.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (J) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 90.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (K) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 92.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Distributions on the LIBOR Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the swap provider, if any,

(ii)  concurrently,

      (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates; and

      (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B and Class A-2C Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates. On each Distribution Date (A) prior to the Stepdown Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   sequentially:

      (b) concurrently, to the Class R Certificates, pro rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

      (c)   concurrently,

            (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the class certificate balances thereof have been reduced to zero and

            (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero and the Class A-2C Certificates until the class certificate balance thereof has been reduced to, provided, that if after making distributions pursuant to paragraphs (c)(1) and (c)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-2A, Class A-2B and Class A-2C certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i)(c) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i)(c), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs
                  (c)(1) or (c)(2) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

On each Distribution Date (A) on or after the Stepdown Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)      concurrently,

         (a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective class certificate balances have been reduced to zero, and

         (b) to the Class A-2A, Class A-2B and Class A-2C Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero and to the Class A-2C Certificates, until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-2A, Class A-2B and Class A-2C Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii) to the Class M-7 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-7 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class M-8 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-8 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero, and

(xi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 Certificates and Class X certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B and Class A-2C Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

(i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

(ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

(iii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

(iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such classes, and

(v)   to the holders of the Class X certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and net swap receipts from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the swap provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)  to the certificateholders, to pay interest according to sections (ii),
      (iii) and (iv) of the "Interest Distributions on the LIBOR Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates", but only to the extent necessary to cause the overcollateralization to be maintained at the current overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow" to the extent unpaid, to the extent unpaid from other available funds,

(v) to the swap provider, any defaulted swap termination payment owed for such Distribution Date, and

(vi)  to the holders of the Class X certificates, any remaining amounts.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-2 Certificates, fourth to the Class B-1 Certificates, fifth to the Class M-8 Certificates, sixth to the Class M-7 Certificates, seventh to the Class M-6 Certificates, eighth to the Class M-5 Certificates, ninth to the Class M-4 Certificates, tenth to the Class M-3 Certificates, eleventh to the Class M-2 Certificates and twelfth to the Class M-1 Certificates. An allocation of any Realized Losses to a class of certificates on any Distribution Date will be made by reducing its class certificate balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to Class A Certificates until the last scheduled Distribution Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


Remaining Prepayment Penalty Term by Product Type(1)
----------------------------------------------------

Product             No Penalty    1-12 Months   13-24 Months   25-36 Months   37-48 Months   49-60 Months          Total
------------------------------------------------------------------------------------------------------------------------
2 YR ARM           $90,944,575    $14,349,152   $266,522,008     $9,627,271             $0       $264,204   $381,707,210
2 YR ARM IO         85,466,060     15,301,170    214,307,543      4,720,645              0              0    319,795,417
3 YR ARM            13,757,334        829,213      1,080,356     23,466,261              0        127,423     39,260,586
3 YR ARM IO         11,012,671      2,211,248      1,937,086     24,207,685              0              0     39,368,690
5 YR ARM               645,942              0         68,629      2,845,635              0              0      3,560,207
5 YR ARM IO          2,312,300        173,250        997,798      5,559,193              0              0      9,042,541
FIXED               19,570,472      3,716,505      9,460,897     80,131,759              0        107,809    112,987,441
FIXED 15/30 BLN      4,418,811        852,964      5,105,365      2,934,303              0              0     13,311,444
FIXED 30/40 BLN      1,258,365              0        127,840      2,466,057              0              0      3,852,262
Fixed IO             3,359,250        583,300      2,129,116      8,420,129              0         34,000     14,525,794
------------------------------------------------------------------------------------------------------------------------
Total:            $232,745,781    $38,016,801   $501,736,638   $164,378,937             $0       $533,436   $937,411,593
------------------------------------------------------------------------------------------------------------------------


Product                No Penalty     1-12 Months    13-24 Months    25-36 Months    37-48 Months    49-60 Months
------------------------------------------------------------------------------------------------------------------
2 YR ARM                     9.70%           1.53%          28.43%           1.03%           0.00%           0.03%
2 YR ARM IO                  9.12            1.63           22.86            0.50            0.00            0.00
3 YR ARM                     1.47            0.09            0.12            2.50            0.00            0.01
3 YR ARM IO                  1.17            0.24            0.21            2.58            0.00            0.00
5 YR ARM                     0.07            0.00            0.01            0.30            0.00            0.00
5 YR ARM IO                  0.25            0.02            0.11            0.59            0.00            0.00
FIXED                        2.09            0.40            1.01            8.55            0.00            0.01
FIXED 15/30 BLN              0.47            0.09            0.54            0.31            0.00            0.00
FIXED 30/40 BLN              0.13            0.00            0.01            0.26            0.00            0.00
Fixed IO                     0.36            0.06            0.23            0.90            0.00            0.00
------------------------------------------------------------------------------------------------------------------
Total:                      24.83%           4.06%          53.52%          17.54%           0.00%           0.06%
------------------------------------------------------------------------------------------------------------------

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Offered Subordinate Certificates
------------------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
o     1-month and 6-month Forward LIBOR curves as of October 31, 2005 are used
o     40% loss severity
o     There is a 6 month lag in recoveries
o Priced to call with collateral losses calculated through the life of the applicable bond
o     Certificates are priced at par
o     Assumes bonds pay on 25th of month
o     Triggers failing immediately

                                        First Dollar of Loss             LIBOR Flat                  0% Return
---------------------------------------------------------------------------------------------------------------------
Class M-1     CDR (%)                                   38.97                       39.09                       40.73
              Yield (%)                                5.2039                      4.8074                      0.0230
              WAL                                        3.26                        3.26                        3.15
              Modified Duration                          2.97                        2.98                        2.96
              Principal Window                  Feb09 - Feb09               Feb09 - Feb09               Jan09 - Jan09
              Principal Writedown           30,479.62 (0.08%)          546,676.97 (1.47%)       6,126,390.21 (16.49%)
              Total Collat Loss       213,746,412.46 (23.01%)     214,209,130.68 (23.06%)     218,707,240.14 (23.55%)
---------------------------------------------------------------------------------------------------------------------
Class M-2     CDR (%)                                   30.30                       30.42                       31.78
              Yield (%)                                5.2686                      4.8292                      0.0332
              WAL                                        3.76                        3.76                        3.63
              Modified Duration                          3.38                        3.38                        3.37
              Principal Window                  Aug09 - Aug09               Aug09 - Aug09               Jul09 - Jul09
              Principal Writedown            8,734.24 (0.03%)          617,914.91 (1.82%)       6,481,267.43 (19.12%)
              Total Collat Loss       186,627,274.68 (20.09%)     187,164,680.85 (20.15%)     191,860,910.81 (20.66%)
---------------------------------------------------------------------------------------------------------------------
Class M-3     CDR (%)                                   25.31                       25.40                       26.32
              Yield (%)                                5.2957                      4.8157                      0.0177
              WAL                                        4.09                        4.09                        3.96
              Modified Duration                          3.65                        3.65                        3.65
              Principal Window                  Dec09 - Dec09               Dec09 - Dec09               Nov09 - Nov09
              Principal Writedown           23,177.55 (0.10%)          533,418.43 (2.25%)       4,994,254.51 (21.09%)
              Total Collat Loss       167,740,949.99 (18.06%)     168,187,966.00 (18.11%)     171,624,320.84 (18.48%)
---------------------------------------------------------------------------------------------------------------------
Class M-4     CDR (%)                                   22.09                       22.25                       22.81
              Yield (%)                                5.4111                      4.8387                      0.0345
              WAL                                        4.43                        4.34                        4.29
              Modified Duration                          3.89                        3.83                        3.89
              Principal Window                  Apr10 - Apr10               Mar10 - Mar10               Mar10 - Mar10
              Principal Writedown           42,583.27 (0.25%)          497,298.12 (2.97%)       3,904,414.60 (23.35%)
              Total Collat Loss       154,978,410.00 (16.69%)     154,941,309.03 (16.68%)     157,907,702.13 (17.00%)
---------------------------------------------------------------------------------------------------------------------
Class M-5     CDR (%)                                   19.26                       19.41                       19.95
              Yield (%)                                5.5005                      4.7972                      0.0447
              WAL                                        4.68                        4.59                        4.51
              Modified Duration                          4.08                        4.03                        4.08
              Principal Window                  Jul10 - Jul10               Jun10 - Jun10               Jun10 - Jun10
              Principal Writedown            1,307.78 (0.01%)          597,455.05 (3.57%)       4,133,599.83 (24.73%)
              Total Collat Loss       141,716,541.66 (15.26%)     141,807,255.76 (15.27%)     144,875,604.51 (15.60%)
---------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

------------------------------------------------------------------------
The assumptions for the breakeven CDR table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
o     1-month and 6-month Forward LIBOR curves as of October 31, 2005 are used
o     40% loss severity
o     There is a 6 month lag in recoveries
o Priced to call with collateral losses calculated through the life of the applicable bond
o     Certificates are priced at par
o     Assumes bonds pay on 25th of month
o     Triggers failing immediately

                                        First Dollar of Loss             LIBOR Flat                  0% Return
---------------------------------------------------------------------------------------------------------------------
Class M-6     CDR (%)                                   17.05                       17.13                       17.59
              Yield (%)                                5.5093                      4.7894                      0.0169
              WAL                                        4.84                        4.84                        4.74
              Modified Duration                          4.21                        4.21                        4.27
              Principal Window                  Sep10 - Sep10               Sep10 - Sep10               Sep10 - Sep10
              Principal Writedown           39,025.85 (0.27%)          597,826.91 (4.15%)       3,797,497.09 (26.38%)
              Total Collat Loss       130,071,009.63 (14.00%)     130,557,791.85 (14.06%)     133,337,292.47 (14.36%)
---------------------------------------------------------------------------------------------------------------------
Class M-7     CDR (%)                                   14.82                       14.96                       15.45
              Yield (%)                                6.0677                      4.8687                      0.1150
              WAL                                        5.09                        5.08                        4.84
              Modified Duration                          4.33                        4.34                        4.33
              Principal Window                  Dec10 - Dec10               Dec10 - Dec10               Nov10 - Nov10
              Principal Writedown           36,326.30 (0.24%)        1,077,987.24 (7.03%)       4,464,005.79 (29.13%)
              Total Collat Loss       117,932,761.39 (12.70%)     118,839,412.14 (12.79%)     121,389,692.55 (13.07%)
---------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity
------------------------------------------------------------

The assumptions for the sensitivity table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
o     1-month and 6-month LIBOR remain static
o     10% Clean Up Call is not exercised

                               50 PPA       75 PPA       100 PPA      125 PPA      150 PPA      175 PPA
--------------------------------------------------------------------------------------------------------
Class M-1   WAL                   10.68         7.29         5.63         5.34         7.04         5.80
            First Prin Pay           58           39           43           52           64           53
            Last Prin Pay           302          225          170          133          123          101
--------------------------------------------------------------------------------------------------------
Class M-2   WAL                   10.66         7.27         5.56         4.97         5.11         4.22
            First Prin Pay           58           39           41           47           52           43
            Last Prin Pay           295          217          163          127          103           84
--------------------------------------------------------------------------------------------------------
Class M-3   WAL                   10.64         7.25         5.51         4.79         4.58         3.79
            First Prin Pay           58           39           40           44           48           39
            Last Prin Pay           286          208          156          122           98           81
--------------------------------------------------------------------------------------------------------
Class M-4   WAL                   10.62         7.23         5.48         4.69         4.35         3.60
            First Prin Pay           58           39           39           43           45           37
            Last Prin Pay           278          200          150          117           94           78
--------------------------------------------------------------------------------------------------------
Class M-5   WAL                   10.59         7.21         5.45         4.62         4.21         3.49
            First Prin Pay           58           39           39           41           43           36
            Last Prin Pay           271          194          145          113           91           75
--------------------------------------------------------------------------------------------------------
Class M-6   WAL                   10.56         7.18         5.42         4.56         4.10         3.39
            First Prin Pay           58           39           38           41           41           34
            Last Prin Pay           263          187          140          109           88           72
Class M-7   WAL                   10.51         7.14         5.38         4.49         4.00         3.31
            First Prin Pay           58           39           38           40           40           33
            Last Prin Pay           254          179          134          104           84           69
--------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call
--------------------------------------------------------

The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
o     1-month and 6-month LIBOR remain static
o     10% Clean Up Call is exercised on the first possible date

                               50 PPA       75 PPA       100 PPA      125 PPA      150 PPA      175 PPA
--------------------------------------------------------------------------------------------------------
Class M-1   WAL                    9.79         6.59         5.10         4.93         4.59         3.84
            First Prin Pay           58           39           43           52           55           46
            Last Prin Pay           176          119           88           69           55           46
--------------------------------------------------------------------------------------------------------
Class M-2   WAL                    9.79         6.59         5.04         4.57         4.57         3.81
            First Prin Pay           58           39           41           47           52           43
            Last Prin Pay           176          119           88           69           55           46
--------------------------------------------------------------------------------------------------------
Class M-3   WAL                    9.79         6.59         5.01         4.40         4.26         3.54
            First Prin Pay           58           39           40           44           48           39
            Last Prin Pay           176          119           88           69           55           46
--------------------------------------------------------------------------------------------------------
Class M-4   WAL                    9.79         6.59         4.99         4.31         4.04         3.36
            First Prin Pay           58           39           39           43           45           37
            Last Prin Pay           176          119           88           69           55           46
--------------------------------------------------------------------------------------------------------
Class M-5   WAL                    9.79         6.59         4.98         4.26         3.91         3.25
            First Prin Pay           58           39           39           41           43           36
            Last Prin Pay           176          119           88           69           55           46
--------------------------------------------------------------------------------------------------------
Class M-6   WAL                    9.79         6.59         4.97         4.21         3.81         3.17
            First Prin Pay           58           39           38           41           41           34
            Last Prin Pay           176          119           88           69           55           46
--------------------------------------------------------------------------------------------------------
Class M-7   WAL                    9.79         6.59         4.96         4.17         3.73         3.11
            First Prin Pay           58           39           38           40           40           33
            Last Prin Pay           176          119           88           69           55           46
--------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) One and Six-month LIBOR increase in accordance with the LIBOR Forward Curves as of the close of business on October 31, 2005, (ii) daycount convention of 30/360 is applied and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.


         Distribution      Excess              Distribution     Excess              Distribution     Excess
Period       Date        Spread (%)   Period       Date       Spread (%)   Period      Date        Spread (%)
------       ----        ----------   ------       ----       ----------   ------      ----        ----------
  1         Dec-05        1.6338        49        Dec-09       5.2206        97       Dec-13        4.8269
  2         Jan-06        2.1001        50        Jan-10       5.0304        98       Jan-14        4.6221
  3         Feb-06        2.0968        51        Feb-10       5.0458        99       Feb-14        4.6282
  4         Mar-06        2.1491        52        Mar-10       5.5389        100      Mar-14        5.2016
  5         Apr-06        2.0880        53        Apr-10       5.0540        101      Apr-14        4.6354
  6         May-06        2.1075        54        May-10       5.2070        102      May-14        4.8135
  7         Jun-06        2.0803        55        Jun-10       5.0420        103      Jun-14        4.6302
  8         Jul-06        2.1044        56        Jul-10       5.1967        104      Jul-14        4.8288
  9         Aug-06        2.0699        57        Aug-10       5.0389        105      Aug-14        4.6560
  10        Sep-06        2.0651        58        Sep-10       5.0787        106      Sep-14        4.6945
  11        Oct-06        2.1016        59        Oct-10       5.2394        107      Oct-14        4.8916
  12        Nov-06        2.0551        60        Nov-10       5.0754        108      Nov-14        4.7218
  13        Dec-06        2.1023        61        Dec-10       5.2223        109      Dec-14        4.9198
  14        Jan-07        2.0457        62        Jan-11       5.0249        110      Jan-15        4.7411
  15        Feb-07        2.0506        63        Feb-11       5.0470        111      Feb-15        4.7713
  16        Mar-07        2.2286        64        Mar-11       5.5674        112      Mar-15        5.3544
  17        Apr-07        2.0512        65        Apr-11       5.0511        113      Apr-15        4.8244
  18        May-07        2.1170        66        May-11       5.2172        114      May-15        5.0203
  19        Jun-07        2.0490        67        Jun-11       5.0410        115      Jun-15        4.8558
  20        Jul-07        2.1193        68        Jul-11       5.2075        116      Jul-15        5.0502
  21        Aug-07        2.0606        69        Aug-11       5.0330        117      Aug-15        4.8906
  22        Sep-07        4.1704        70        Sep-11       5.0486        118      Sep-15        4.9384
  23        Oct-07        4.3108        71        Oct-11       5.2128        119      Oct-15        5.1332
  24        Nov-07        4.1694        72        Nov-11       5.0358        120      Nov-15        4.9736
  25        Dec-07        4.3088        73        Dec-11       5.2020
  26        Jan-08        4.1589        74        Jan-12       5.0029
  27        Feb-08        4.1736        75        Feb-12       5.0219
  28        Mar-08        5.0708        76        Mar-12       5.3748
  29        Apr-08        4.7884        77        Apr-12       5.0251
  30        May-08        4.9279        78        May-12       5.1908
  31        Jun-08        4.7834        79        Jun-12       5.0122
  32        Jul-08        4.9249        80        Jul-12       5.1773
  33        Aug-08        4.9447        81        Aug-12       4.9978
  34        Sep-08        5.0423        82        Sep-12       5.0194
  35        Oct-08        5.1887        83        Oct-12       5.1843
  36        Nov-08        5.0349        84        Nov-12       5.0027
  37        Dec-08        5.1811        85        Dec-12       5.1679
  38        Jan-09        4.9336        86        Jan-13       4.9744
  39        Feb-09        5.0180        87        Feb-13       4.9809
  40        Mar-09        5.5341        88        Mar-13       5.5191
  41        Apr-09        5.0673        89        Apr-13       4.6719
  42        May-09        5.2174        90        May-13       4.8481
  43        Jun-09        5.0568        91        Jun-13       4.6569
  44        Jul-09        5.2054        92        Jul-13       4.8344
  45        Aug-09        5.0535        93        Aug-13       4.6432
  46        Sep-09        5.0943        94        Sep-13       4.6635
  47        Oct-09        5.2420        95        Oct-13       4.8416
  48        Nov-09        5.0758        96        Nov-13       4.6495


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I Cap and Loan Group II Cap. The information in the following table has been prepared in accordance with the following assumptions
(i) one and six-month LIBOR remain constant at 20.00%, (ii) day count convention of actual/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


         Distribution                Loan Group I  Loan Group II            Distribution                Loan Group I   Loan Group II
Period       Date      WAC Cap (%)     Cap (%)        Cap (%)      Period       Date       WAC Cap (%)    Cap (%)         Cap (%)
------------------------------------------------------------------------------------------------------------------------------------
  1         Dec-05       20.7408       20.7890        20.6608        49        Dec-09        12.8899      13.0420         12.6389
  2         Jan-06       21.1611       21.2124        21.0759        50        Jan-10        12.4946      12.6420         12.2515
  3         Feb-06       20.9957       21.0470        20.9104        51        Feb-10        12.5232      12.6718         12.2783
  4         Mar-06       21.0785       21.1354        20.9841        52        Mar-10        13.7304      13.8987         13.4529
  5         Apr-06       20.5736       20.6250        20.4883        53        Apr-10        12.5046      12.6570         12.2534
  6         May-06       20.4059       20.4590        20.3177        54        May-10        12.8570      13.0146         12.5972
  7         Jun-06       20.0216       20.0730        19.9362        55        Jun-10        12.4605      12.6131         12.2089
  8         Jul-06       19.7914       19.8445        19.7032        56        Jul-10        12.8140      12.9716         12.5541
  9         Aug-06       19.3297       19.3811        19.2443        57        Aug-10        12.4231      12.5766         12.1701
  10        Sep-06       18.9317       18.9831        18.8464        58        Sep-10        12.4349      12.5878         12.1830
  11        Oct-06       18.6521       18.7052        18.5640        59        Oct-10        12.7513      12.9106         12.4889
  12        Nov-06       18.1634       18.2147        18.0781        60        Nov-10        12.3557      12.5100         12.1015
  13        Dec-06       17.9094       17.9625        17.8214        61        Dec-10        11.9301      12.0897         11.6672
  14        Jan-07       17.4306       17.4820        17.3455        62        Jan-11        11.5424      11.6970         11.2879
  15        Feb-07       17.0769       17.1282        16.9918        63        Feb-11        11.5411      11.6961         11.2857
  16        Mar-07       17.1405       17.1973        17.0463        64        Mar-11        12.7860      12.9577         12.5034
  17        Apr-07       16.3939       16.4455        16.3082        65        Apr-11        11.5463      11.7018         11.2902
  18        May-07       16.1975       16.2508        16.1091        66        May-11        11.9281      12.0890         11.6632
  19        Jun-07       15.7408       15.7918        15.6563        67        Jun-11        11.5403      11.6962         11.2838
  20        Jul-07       15.5661       15.6178        15.4806        68        Jul-11        11.9220      12.0832         11.6568
  21        Aug-07       15.1325       15.1663        15.0765        69        Aug-11        11.5361      11.6925         11.2786
  22        Sep-07       11.5067       11.6003        11.3516        70        Sep-11        11.5435      11.7000         11.2862
  23        Oct-07       11.7278       11.8265        11.5643        71        Oct-11        11.9259      12.0881         11.6591
  24        Nov-07       11.3972       11.4928        11.2389        72        Nov-11        11.5382      11.6953         11.2798
  25        Dec-07       11.6152       11.7138        11.4519        73        Dec-11        11.9197      12.0822         11.6525
  26        Jan-08       11.2865       11.3817        11.1290        74        Jan-12        11.5323      11.6896         11.2736
  27        Feb-08       11.2383       11.3281        11.0898        75        Feb-12        11.5309      11.6887         11.2714
  28        Mar-08       12.5160       12.6305        12.3266        76        Mar-12        12.3319      12.4993         12.0568
  29        Apr-08       11.8472       11.9551        11.6688        77        Apr-12        11.5339      11.6909         11.2757
  30        May-08       12.0969       12.2085        11.9124        78        May-12        11.9152      12.0777         11.6482
  31        Jun-08       11.7472       11.8551        11.5689        79        Jun-12        11.5278      11.6852         11.2693
  32        Jul-08       12.0004       12.1115        11.8166        80        Jul-12        11.9090      12.0718         11.6416
  33        Aug-08       11.8186       11.9236        11.6449        81        Aug-12        11.5218      11.6795         11.2629
  34        Sep-08       12.0254       12.1558        11.8097        82        Sep-12        11.5189      11.6766         11.2600
  35        Oct-08       12.3374       12.4735        12.1124        83        Oct-12        11.8998      12.0629         11.6320
  36        Nov-08       11.9682       12.1000        11.7503        84        Nov-12        11.5129      11.6709         11.2536
  37        Dec-08       12.2787       12.4148        12.0537        85        Dec-12        11.8936      12.0569         11.6254
  38        Jan-09       11.9105       12.0420        11.6932        86        Jan-13        11.5069      11.6651         11.2472
  39        Feb-09       11.9464       12.0752        11.7337        87        Feb-13        11.5039      11.6622         11.2440
  40        Mar-09       13.8268       13.9915        13.5547        88        Mar-13        12.7331      12.9086         12.4452
  41        Apr-09       12.6227       12.7724        12.3755        89        Apr-13        11.4979      11.6565         11.2376
  42        May-09       12.9625       13.1173        12.7069        90        May-13        11.8780      12.0420         11.6089
  43        Jun-09       12.5685       12.7185        12.3209        91        Jun-13        11.4918      11.6507         11.2312
  44        Jul-09       12.9096       13.0647        12.6535        92        Jul-13        11.8718      12.0360         11.6023
  45        Aug-09       12.5752       12.7275        12.3239        93        Aug-13        11.4858      11.6449         11.2249
  46        Sep-09       12.5921       12.7387        12.3501        94        Sep-13        11.4828      11.6420         11.2217
  47        Oct-09       12.9385       13.0903        12.6880        95        Oct-13        11.8624      12.0271         11.5924
  48        Nov-09       12.5426       12.6897        12.3000        96        Nov-13        11.4767      11.6362         11.2153


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

         Distribution                Loan Group I  Loan Group II
Period       Date      WAC Cap (%)     Cap (%)        Cap (%)
----------------------------------------------------------------

   97       Dec-13       11.8562       12.0210        11.5859
   98       Jan-14       11.4707       11.6304        11.2090
   99       Feb-14       11.4677       11.6275        11.2058
  100       Mar-14       12.6930       12.8700        12.4029
  101       Apr-14       11.4616       11.6216        11.1995
  102       May-14       11.8406       12.0060        11.5695
  103       Jun-14       11.4556       11.6158        11.1931
  104       Jul-14       11.8343       12.0000        11.5630
  105       Aug-14       11.4495       11.6099        11.1868
  106       Sep-14       11.4465       11.6070        11.1837
  107       Oct-14       11.8250       11.9909        11.5532
  108       Nov-14       11.4405       11.6012        11.1774
  109       Dec-14       11.8187       11.9849        11.5467
  110       Jan-15       11.4344       11.5953        11.1711
  111       Feb-15       11.4314       11.5924        11.1680
  112       Mar-15       12.6529       12.8312        12.3611
  113       Apr-15       11.4254       11.5865        11.1617
  114       May-15       11.8031       11.9697        11.5306
  115       Jun-15       11.4194       11.5806        11.1555
  116       Jul-15       11.7969       11.9636        11.5241
  117       Aug-15       11.4133       11.5748        11.1493
  118       Sep-15       11.4103       11.5718        11.1462
  119       Oct-15       11.7876       11.9545        11.5145
  120       Nov-15       11.4043       11.5659        11.1400


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $875,403,485. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of 4.77% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider. Only the net amount of the two obligations above will be paid by the appropriate party.

                                  Swap Schedule
                                  -------------

         Distribution   Swap Notional            Distribution     Swap Notional
Period       Date        Amount ($)     Period       Date           Amount ($)
------       ----        ----------     ------       ----           ----------
  1         Dec-05       875,403,485      35        Oct-08          36,331,024
  2         Jan-06       858,185,238      36        Nov-08          34,665,309
  3         Feb-06       837,907,380      37        Dec-08          33,075,933
  4         Mar-06       814,633,175      38        Jan-09          31,559,397
  5         Apr-06       788,456,008      39        Feb-09          30,112,359
  6         May-06       759,500,888      40        Mar-09          28,731,633
  7         Jun-06       727,922,451      41        Apr-09          27,414,179
  8         Jul-06       693,906,832      42        May-09          26,157,096
  9         Aug-06       657,671,479      43        Jun-09          24,957,617
  10        Sep-06       619,739,782      44        Jul-09          23,813,101
  11        Oct-06       583,812,763      45        Aug-09          22,721,029
  12        Nov-06       549,810,063      46        Sep-09          21,678,998
  13        Dec-06       517,628,286      47        Oct-09          20,684,713
  14        Jan-07       487,169,608      48        Nov-09          19,735,987
  15        Feb-07       458,341,473      49        Dec-09          18,830,731
  16        Mar-07       431,056,311      50        Jan-10          17,966,955
  17        Apr-07       405,231,269      51        Feb-10          17,142,758
  18        May-07       380,787,956      52        Mar-10          16,356,325
  19        Jun-07       357,652,201      53        Apr-10          15,605,927
  20        Jul-07       335,753,863      54        May-10          14,889,914
  21        Aug-07       315,026,500      55        Jun-10          14,206,709
  22        Sep-07        94,754,310      56        Jul-10          13,554,809
  23        Oct-07        90,156,086      57        Aug-10          12,932,758
  24        Nov-07        85,782,602      58        Sep-10          12,338,307
  25        Dec-07        81,622,785      59        Oct-10          11,202,362
  26        Jan-08        77,666,114      60        Nov-10          10,691,634
  27        Feb-08        73,902,587      61      Dec-10 onwards          0.00
  28        Mar-08        70,322,703
  29        Apr-08        66,917,429
  30        May-08        63,678,181
  31        Jun-08        60,596,802
  32        Jul-08        57,665,536
  33        Aug-08        54,877,016
  34        Sep-08        38,076,748


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Aggregate Mortgate Loans

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                        $937,411,593
Number of Mortgage Loans:                                                  6,250
Average Scheduled Principal Balance:                                    $149,986
Weighted Average Gross Coupon:                                            7.535%
Weighted Average Net Coupon: (2)                                          7.025%
Weighted Average Current FICO Score:                                         639
Weighted Average Original LTV Ratio:                                      80.92%
Weighted Average Combined Original LTV Ratio:                             82.50%
Weighted Average Stated Remaining Term (months):                             354
Weighted Average Seasoning(months):                                            2
Weighted Average Months to Roll: (3)                                          23
Weighted Average Gross Margin: (3)                                         6.47%
Weighted Average Initial Rate Cap: (3)                                     2.99%
Weighted Average Periodic Rate Cap: (3)                                    1.02%
Weighted Average Gross Maximum Lifetime Rate: (3)                         13.52%

      (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.
      (3) Represents the weighted average of the adjustable rate mortgage loans.

                    Distribution by Current Principal Balance

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
Current                                          Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Principal              Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Balance               of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
$50,000 & Below            444    $13,329,653        1.42%     10.137%        642     $30,022      95.39%   62.54%      91.34%
$50,001 - $75,000          778     49,388,463        5.27       8.309         633      63,481      84.06    61.24       86.67
$75,001 - $100,000         955     84,642,862        9.03       7.902         630      88,631      83.13    58.98       90.45
$100,001 - $125,000        958    107,656,818       11.48       7.642         630     112,377      82.81    55.92       92.05
$125,001 - $150,000        811    111,141,596       11.86       7.582         633     137,043      82.60    51.14       93.07
$150,001 - $200,000        961    166,897,553       17.80       7.439         635     173,671      82.50    45.75       92.19
$200,001 - $250,000        527    117,733,999       12.56       7.374         638     223,404      82.47    38.50       93.11
$250,001 - $300,000        328     89,893,905        9.59       7.229         643     274,067      81.85    36.74       93.97
$300,001 - $350,000        184     59,552,558        6.35       7.293         656     323,655      82.20    20.71       89.58
$350,001 - $400,000        115     42,999,522        4.59       7.134         641     373,909      81.55    31.51       91.38
$400,001 - $450,000         78     33,204,218        3.54       7.211         650     425,695      80.58    22.86       94.95
$450,001 - $500,000         44     21,106,460        2.25       7.252         648     479,692      82.18    31.85       91.04
$500,001 - $550,000         24     12,619,968        1.35       7.481         640     525,832      82.37    16.47       95.88
$550,001 - $600,000         18     10,370,112        1.11       7.133         650     576,117      77.76    33.32      100.00
$600,001 - $650,000         11      7,010,430        0.75       7.114         681     637,312      76.70    36.71      100.00
$650,001 - $700,000          8      5,448,317        0.58       7.562         704     681,040      77.70    12.34      100.00
$700,001 & Above             6      4,415,159        0.47       7.100         686     735,860      74.22    17.39      100.00
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   6,250   $937,411,593      100.00%      7.535%        639    $149,986      82.50%   43.74%      92.25%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Aggregate Mortgage Loans

                          Distribution by Current Rate

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Current                Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Rate                  of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
4.99% & Below                1       $279,450        0.03%      4.625%        686    $279,450      80.00%   100.00%    100.00%
5.00 - 5.49%                22      4,697,309        0.50       5.329         686     213,514      77.73    90.34      100.00
5.50 - 5.99%               174     37,138,999        3.96       5.819         668     213,443      78.38    60.53       97.79
6.00 - 6.49%               447     87,608,924        9.35       6.271         658     195,993      78.86    51.36       97.64
6.50 - 6.99%             1,025    182,343,486       19.45       6.756         644     177,896      79.22    46.79       98.05
7.00 - 7.49%             1,127    190,319,204       20.30       7.243         639     168,872      80.57    39.71       95.49
7.50 - 7.99%             1,186    179,915,445       19.19       7.731         633     151,699      81.86    36.33       91.87
8.00 - 8.49%               704     93,838,732       10.01       8.231         623     133,294      83.88    38.95       88.09
8.50 - 8.99%               605     77,658,251        8.28       8.728         629     128,361      89.24    47.47       76.78
9.00% & Above              959     83,611,793        8.92       9.809         628      87,186      93.55    45.81       83.52
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   6,250   $937,411,593      100.00%      7.535%        639    $149,986      82.50%   43.74%      92.25%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                          Distribution by Credit Score

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Credit                 Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Score                 of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
740 & Above                231    $35,572,784        3.79%      7.555%        764    $153,995      85.27%   30.87%      72.47%
720 - 739                  147     24,747,998        2.64       7.397         728     168,354      84.33    25.63       75.76
700 - 719                  269     45,063,530        4.81       7.284         708     167,522      83.87    31.51       81.53
680 - 699                  412     70,399,742        7.51       7.253         689     170,873      83.25    27.35       89.73
660 - 679                  630    101,788,107       10.86       7.268         669     161,568      81.66    29.41       91.42
640 - 659                  908    143,115,841       15.27       7.285         649     157,617      81.77    32.92       92.42
620 - 639                1,295    193,486,720       20.64       7.505         629     149,411      82.52    37.52       94.48
600 - 619                  912    129,582,715       13.82       7.686         609     142,086      84.00    59.33       96.41
580 - 599                  931    117,989,879       12.59       7.792         589     126,735      81.84    66.51       97.05
560 - 579                  275     40,126,824        4.28       8.197         570     145,916      81.60    66.72       95.50
540 - 559                  146     21,399,757        2.28       8.143         549     146,574      79.51    77.81       95.77
520 - 539                   56      8,393,388        0.90       8.503         531     149,882      77.92    78.59       98.46
500 - 519                   38      5,744,309        0.61       8.450         511     151,166      74.08    73.08       99.08
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   6,250   $937,411,593      100.00%      7.535%        639    $149,986      82.50%   43.74%      92.25%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                              Distribution by Lien

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                       Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Lien                  of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
First                    5,762   $918,906,979       98.03%      7.474%        638    $159,477      82.16%   43.63%      92.17%
Second                     488     18,504,614        1.97      10.587         655      37,919      99.46    49.03       96.35
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   6,250   $937,411,593      100.00%      7.535%        639    $149,986      82.50%   43.74%      92.25%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Aggregate Mortgage Loans

                      Distribution by Combined Original LTV

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
Combined                                         Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Original               Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
LTV                   of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
60.00% & Below             127    $17,082,219        1.82%      7.245%        618    $134,506      48.82%   34.64%      94.41%
60.01 - 70.00%             170     31,758,085        3.39       7.250         619     186,812      66.24    39.48       89.74
70.01 - 80.00%           3,717    600,255,918       64.03       7.130         642     161,489      79.52    39.76       96.54
80.01 - 85.00%             291     47,387,710        5.06       7.901         616     162,844      84.37    45.77       84.60
85.01 - 90.00%             600    103,279,416       11.02       8.076         628     172,132      89.62    42.13       82.08
90.01 - 95.00%             426     62,145,919        6.63       8.625         637     145,882      94.57    51.18       82.19
95.01 - 100.00%            919     75,502,327        8.05       9.077         658      82,157      99.81    74.00       85.70
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   6,250   $937,411,593      100.00%      7.535%        639    $149,986      82.50%   43.74%      92.25%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                          Distribution by Original LTV

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Original               Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
LTV                   of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
60.00% & Below             615    $35,586,832        3.80%      8.983%        637     $57,865      75.16%   42.12%      95.42%
60.01 - 70.00%             170     31,758,085        3.39       7.250         619     186,812      66.24    39.48       89.74
70.01 - 80.00%           3,716    600,242,124       64.03       7.130         642     161,529      79.52    39.76       96.54
80.01 - 85.00%             290     47,370,844        5.05       7.901         616     163,348      84.37    45.75       84.60
85.01 - 90.00%             592    102,924,060       10.98       8.068         628     173,858      89.62    42.13       82.06
90.01 - 95.00%             403     61,342,061        6.54       8.602         637     152,214      94.57    51.16       82.30
95.01 - 100.00%            464     58,187,586        6.21       8.623         659     125,404      99.78    81.47       82.16
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   6,250   $937,411,593      100.00%      7.535%        639    $149,986      82.50%   43.74%      92.25%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                          Distribution by Documentation

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                       Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Documentation         of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Full                     3,166   $409,993,050       43.74%      7.468%        623    $129,499      83.92%   100.00%     92.84%
Stated                   2,256    389,640,189       41.57       7.591         652     172,713      81.67     0.00       91.26
Alt                        770    128,025,128       13.66       7.502         643     166,266      80.69     0.00       93.37
No Doc                      58      9,753,226        1.04       8.576         692     168,159      79.80     0.00       92.09
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   6,250   $937,411,593      100.00%      7.535%        639    $149,986      82.50%   43.74%      92.25%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                             Distribution by Purpose

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                       Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Purpose               of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Purchase                 4,077   $586,289,457       62.54%      7.538%        646    $143,804      83.45%   40.10%      90.93%
Cashout Refi             1,726    287,862,056       30.71       7.566         624     166,780      80.77    48.73       94.04
Rate/term Refi             447     63,260,080        6.75       7.375         633     141,521      81.63    54.77       96.37
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   6,250   $937,411,593      100.00%      7.535%        639    $149,986      82.50%   43.74%      92.25%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Aggregate Mortgage Loans

                            Distribution by Occupancy

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                       Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Occupancy             of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Owner Occupied           5,719   $864,760,841       92.25%      7.478%        636    $151,208      82.14%   44.02%     100.00%
Investor                   367     46,786,965        4.99       8.415         684     127,485      87.65    47.28        0.00
Second Home                164     25,863,787        2.76       7.876         652     157,706      85.29    27.90        0.00
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   6,250   $937,411,593      100.00%      7.535%        639    $149,986      82.50%   43.74%      92.25%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                          Distribution by Property Type

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Property               Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Type                  of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Single Family            4,398   $604,847,577       64.52%      7.578%        634    $137,528      82.56%   47.27%      93.64%
PUD                      1,260    227,503,842       24.27       7.328         640     180,559      82.08    41.72       92.83
Condo                      318     47,038,779        5.02       7.827         655     147,921      84.49    33.07       82.32
2 Family                   173     32,715,572        3.49       7.636         660     189,107      82.16    29.63       83.30
3-4 Family                  88     22,512,290        2.40       7.639         671     255,821      81.49    15.23       86.87
Condo Hi-rise               11      2,588,802        0.28       8.166         660     235,346      85.19    15.10       61.44
Townhouse                    2        204,731        0.02       8.635         621     102,365      60.74    47.13       47.13
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   6,250   $937,411,593      100.00%      7.535%        639    $149,986      82.50%   43.74%      92.25%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                              Distribution by State

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                       Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
State                 of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
FL                         841   $145,627,035       15.54%      7.495%        646    $173,159      82.23%   33.38%      85.01%
GA                         927    126,934,221       13.54       7.577         634     136,930      83.95    51.53       90.10
CA                         188     54,704,394        5.84       6.961         649     290,981      79.64    26.28       96.35
TN                         423     44,648,660        4.76       7.649         628     105,552      82.93    50.82       95.99
TX                         379     42,763,614        4.56       7.678         635     112,833      82.36    46.80       94.65
VA                         214     41,806,195        4.46       7.357         639     195,356      80.36    47.73       95.24
NC                         293     35,057,151        3.74       7.768         634     119,649      84.36    51.72       90.95
OH                         297     33,432,526        3.57       7.651         632     112,567      85.09    57.08       93.13
MA                         128     31,522,680        3.36       7.312         661     246,271      80.67    22.29       94.65
MD                         133     30,713,659        3.28       7.366         650     230,930      80.28    39.12       94.63
Other                    2,427    350,201,457       37.36       7.617         635     144,294      82.68    46.45       93.89
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   6,250   $937,411,593      100.00%      7.535%        639    $149,986      82.50%   43.74%      92.25%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                               Distribution by Zip

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                       Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Zip                   of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
01841                       12     $3,309,896        0.35%      7.165%        678    $275,825      80.00%    8.58%     100.00%
30016                       21      2,754,416        0.29       7.314         637     131,163      82.16    68.17       88.57
30024                        9      2,652,043        0.28       7.387         653     294,671      82.92    44.29      100.00
93536                        8      2,565,780        0.27       6.738         656     320,722      81.19     7.90       86.60
30045                       17      2,478,029        0.26       7.663         634     145,766      83.38    47.91      100.00
34744                       11      2,187,849        0.23       7.337         639     198,895      84.72    25.03       62.90
38654                       17      2,077,670        0.22       7.591         620     122,216      83.08    74.47      100.00
38016                       16      2,061,633        0.22       7.120         643     128,852      83.19    55.23      100.00
06606                        8      2,028,899        0.22       7.376         644     253,612      80.71    10.20      100.00
34711                       10      1,964,127        0.21       7.196         634     196,413      81.47    17.29       87.52
Other                    6,121    913,331,249       97.43       7.542         638     149,213      82.51    43.96       92.23
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   6,250   $937,411,593      100.00%      7.535%        639    $149,986      82.50%   43.74%      92.25%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Aggregate Mortgage Loans

                  Distribution by Remaining Months to Maturity

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
Remaining                                        Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Months to              Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Maturity              of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
1 - 180                    437    $19,532,592        2.08%      9.833%        655     $44,697      93.12%   52.23%      94.58%
181 - 240                   16      1,408,645        0.15       7.615         646      88,040      85.29    79.22      100.00
241 - 360                5,797    916,470,356       97.77       7.486         638     158,094      82.27    43.50       92.19
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   6,250   $937,411,593      100.00%      7.535%        639    $149,986      82.50%   43.74%      92.25%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                        Distribution by Amortization Type

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Amortization           Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Type                  of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
2 YR ARM                 2,696   $381,707,210       40.72%      7.631%        625    $141,583      83.18%   46.87%      91.62%
2 YR ARM IO              1,577    319,795,417       34.11       7.265         657     202,787      81.60    31.21       92.42
Fixed                      953    112,987,441       12.05       7.574         638     118,560      80.75    60.51       93.36
3 YR ARM IO                211     39,368,690        4.20       7.472         644     186,581      83.16    53.62       90.58
3 YR ARM                   264     39,260,586        4.19       7.763         606     148,714      82.74    54.72       91.65
FIXED IO                   105     14,525,794        1.55       7.850         656     138,341      83.03    46.06       96.19
FIXED 15/30 BLN            354     13,311,444        1.42      10.577         655      37,603      99.45    50.07       95.38
5 YR ARM IO                 43      9,042,541        0.96       6.958         664     210,292      79.39    36.93       98.08
FIXED 30/40 BLN             22      3,852,262        0.41       7.197         636     175,103      79.50    58.24       95.07
5 YR ARM                    25      3,560,207        0.38       7.627         634     142,408      82.14    38.77       89.29
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   6,250   $937,411,593      100.00%      7.535%        639    $149,986      82.50%   43.74%      92.25%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                      Distribution by Initial Periodic Cap

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
Initial                                          Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Periodic               Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Cap                   of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
0.51 - 1.00%                 4       $431,070        0.05%      7.887%        652    $107,768      88.31%   73.32%      73.32%
1.01 - 1.50%                38      5,614,095        0.60       7.192         635     147,739      83.93    51.45       86.40
1.51 - 2.00%                 8      1,390,480        0.15       7.490         648     173,810      78.89    50.95       92.18
2.51 - 3.00%             4,740    781,188,239       83.33       7.478         638     164,808      82.45    40.91       91.97
3.01 - 3.50%                13      1,956,352        0.21       7.202         643     150,489      85.27    36.23       97.07
3.51 - 4.00%                 1         67,148        0.01       7.260         691      67,148      80.00     0.00      100.00
4.51 - 5.00%                 3        640,239        0.07       6.515         639     213,413      85.07    100.00     100.00
5.51 - 6.00%                 9      1,447,028        0.15       7.600         629     160,781      85.13    82.48      100.00
N/A                      1,434    144,676,942       15.43       7.868         641     100,890      82.67    58.04       93.88
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   6,250   $937,411,593      100.00%      7.535%        639    $149,986      82.50%   43.74%      92.25%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                          Distribution by Periodic Cap

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Periodic               Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Cap                   of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
0.51 - 1.00%             4,649   $764,911,702       81.60%      7.476%        639    $164,533      82.48%   40.55%      91.97%
1.01 - 1.50%               163     26,870,903        2.87       7.457         612     164,852      82.08    56.81       91.22
1.51 - 2.00%                 4        952,047        0.10       6.406         661     238,012      82.36    59.35      100.00
N/A                      1,434    144,676,942       15.43       7.868         641     100,890      82.67    58.04       93.88
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   6,250   $937,411,593      100.00%      7.535%        639    $149,986      82.50%   43.74%      92.25%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Aggregate Mortgage Loans

                      Distribution by Months to Rate Reset

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Months to              Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Rate Reset            of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
13 - 24                  4,273   $701,502,628       74.83%      7.464%        639    $164,171      82.46%   39.73%      91.98%
25 - 36                    475     78,629,276        8.39       7.617         625     165,535      82.95    54.17       91.11
49 & Above                  68     12,602,748        1.34       7.147         655     185,335      80.17    37.45       95.60
N/A                      1,434    144,676,942       15.43       7.868         641     100,890      82.67    58.04       93.88
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   6,250   $937,411,593      100.00%      7.535%        639    $149,986      82.50%   43.74%      92.25%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                        Distribution by Life Maximum Rate

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
Life                                             Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Maximum                Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Rate                  of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
11.99% & Below             154    $33,355,747        3.56%      5.788%        669    $216,596      79.25%   61.60%      98.58%
12.00 - 12.49%             362     69,581,990        7.42       6.266         656     192,215      78.91    47.50       97.69
12.50 - 12.99%             829    152,006,984       16.22       6.732         646     183,362      79.65    43.74       97.87
13.00 - 13.49%             933    163,162,399       17.41       7.209         640     174,879      80.68    37.22       95.70
13.50 - 13.99%             989    155,796,484       16.62       7.676         635     157,529      81.79    33.51       92.10
14.00 - 14.49%             568     82,397,116        8.79       8.146         623     145,065      83.57    37.76       88.17
14.50 - 14.99%             502     71,425,066        7.62       8.630         628     142,281      89.41    46.31       77.26
15.00 - 15.49%             232     32,825,142        3.50       9.097         616     141,488      90.76    46.21       78.29
15.50 - 15.99%             173     23,287,941        2.48       9.599         627     134,612      92.96    41.98       78.73
16.00% & Above              74      8,895,783        0.95      10.225         609     120,213      91.29    43.40       88.02
N/A                      1,434    144,676,942       15.43       7.868         641     100,890      82.67    58.04       93.88
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   6,250   $937,411,593      100.00%      7.535%        639    $149,986      82.50%   43.74%      92.25%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                             Distribution by Margin

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                       Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Margin                of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
4.99% & Below              255    $49,327,297        5.26%      6.289%        663    $193,440      79.56%   57.85%      98.05%
5.00 - 5.49%               350     65,219,486        6.96       6.342         655     186,341      79.19    45.35       97.66
5.50 - 5.99%               845    153,735,053       16.40       6.816         642     181,935      79.87    44.12       97.51
6.00 - 6.49%               944    165,208,732       17.62       7.257         641     175,009      80.86    36.18       95.71
6.50 - 6.99%               960    154,259,210       16.46       7.632         635     160,687      81.67    33.82       91.23
7.00% & Above            1,462    204,984,875       21.87       8.671         624     140,209      88.07    43.00       82.01
N/A                      1,434    144,676,942       15.43       7.868         641     100,890      82.67    58.04       93.88
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   6,250   $937,411,593      100.00%      7.535%        639    $149,986      82.50%   43.74%      92.25%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Adjustable Rate Mortgage Loans

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                        $792,734,651
Number of Mortgage Loans:                                                  4,816
Average Scheduled Principal Balance:                                    $164,604
Weighted Average Gross Coupon:                                            7.474%
Weighted Average Net Coupon: (2)                                          6.964%
Weighted Average Current FICO Score:                                         638
Weighted Average Original LTV Ratio:                                      82.47%
Weighted Average Combined Original LTV Ratio:                             82.47%
Weighted Average Stated Remaining Term (months):                             358
Weighted Average Seasoning(months):                                            2
Weighted Average Months to Roll: (3)                                          23
Weighted Average Gross Margin: (3)                                         6.47%
Weighted Average Initial Rate Cap: (3)                                     2.99%
Weighted Average Periodic Rate Cap: (3)                                    1.02%
Weighted Average Gross Maximum Lifetime Rate: (3)                         13.52%

      (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.
      (3) Represents the weighted average of the adjustable rate mortgage loans.

                    Distribution by Current Principal Balance

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
Current                                          Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Principal              Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Balance               of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
$50,000 & Below             31     $1,489,253        0.19%      8.557%        637     $48,040      85.56%   63.86%      67.22%
$50,001 - $75,000          550     35,013,975        4.42       8.106         630      63,662      83.88    63.29       86.58
$75,001 - $100,000         730     64,586,348        8.15       7.807         628      88,474      83.49    58.47       90.02
$100,001 - $125,000        790     88,843,643       11.21       7.613         628     112,460      82.93    55.41       92.25
$125,001 - $150,000        676     92,587,123       11.68       7.584         632     136,963      82.93    49.37       92.57
$150,001 - $200,000        836    145,001,950       18.29       7.458         634     173,447      82.85    44.06       91.82
$200,001 - $250,000        458    102,281,781       12.90       7.393         638     223,323      82.54    37.62       92.74
$250,001 - $300,000        292     79,942,076       10.08       7.267         643     273,774      81.87    32.68       93.22
$300,001 - $350,000        168     54,460,979        6.87       7.305         656     324,172      82.60    18.54       89.18
$350,001 - $400,000        109     40,745,291        5.14       7.167         640     373,810      81.55    28.66       90.90
$400,001 - $450,000         71     30,231,012        3.81       7.233         651     425,789      81.04    19.49       94.46
$450,001 - $500,000         42     20,112,838        2.54       7.283         646     478,877      81.80    28.48       90.59
$500,001 - $550,000         23     12,100,817        1.53       7.399         641     526,122      82.47    17.17       95.70
$550,001 - $600,000         17      9,796,081        1.24       7.148         652     576,240      77.82    29.41      100.00
$600,001 - $650,000         10      6,361,007        0.80       7.166         684     636,101      78.76    30.24      100.00
$650,001 - $700,000          7      4,765,317        0.60       7.532         703     680,760      77.37    14.10      100.00
$700,001 & Above             6      4,415,159        0.56       7.100         686     735,860      74.22    17.39      100.00
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   4,816   $792,734,651      100.00%      7.474%        638    $164,604      82.47%   41.13%      91.95%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Adjustable Rate Mortgage Loans

                          Distribution by Current Rate

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Current                Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Rate                  of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
4.99% & Below                1       $279,450        0.04%      4.625%        686    $279,450      80.00%   100.00%    100.00%
5.00 - 5.49%                15      3,349,867        0.42       5.330         678     223,324      80.00    93.04      100.00
5.50 - 5.99%               144     32,107,976        4.05       5.810         667     222,972      79.31    59.20       97.45
6.00 - 6.49%               387     76,488,559        9.65       6.277         657     197,645      78.94    47.19       97.79
6.50 - 6.99%               854    155,263,304       19.59       6.754         644     181,807      79.56    44.10       97.97
7.00 - 7.49%               964    166,677,097       21.03       7.243         639     172,902      80.73    37.16       95.22
7.50 - 7.99%               995    154,888,979       19.54       7.731         633     155,667      82.06    32.85       92.03
8.00 - 8.49%               547     79,101,456        9.98       8.229         622     144,610      83.93    36.85       88.21
8.50 - 8.99%               470     66,542,063        8.39       8.727         630     141,579      89.83    47.04       75.30
9.00% & Above              439     58,035,900        7.32       9.555         623     132,200      92.45    44.43       79.22
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   4,816   $792,734,651      100.00%      7.474%        638    $164,604      82.47%   41.13%      91.95%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                          Distribution by Credit Score

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Credit                 Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Score                 of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
740 & Above                166    $30,171,613        3.81%      7.534%        765    $181,757      85.54%   27.03%      72.02%
720 - 739                  113     22,038,942        2.78       7.351         728     195,035      84.07    24.20       75.33
700 - 719                  205     36,865,105        4.65       7.297         708     179,830      83.42    25.33       78.40
680 - 699                  308     59,223,419        7.47       7.198         689     192,284      83.05    24.11       89.56
660 - 679                  476     86,525,272       10.91       7.161         669     181,776      81.18    27.10       91.05
640 - 659                  666    116,720,186       14.72       7.189         649     175,256      81.54    28.42       92.25
620 - 639                1,006    164,161,199       20.71       7.412         629     163,182      82.37    34.95       94.65
600 - 619                  719    108,634,677       13.70       7.665         609     151,091      84.38    57.03       95.84
580 - 599                  726    102,105,042       12.88       7.715         589     140,641      81.94    64.93       96.92
560 - 579                  227     34,804,303        4.39       8.185         570     153,323      82.49    66.23       95.45
540 - 559                  121     18,597,475        2.35       8.118         549     153,698      80.58    75.69       95.88
520 - 539                   49      7,469,683        0.94       8.526         531     152,443      78.03    75.94       98.26
500 - 519                   34      5,417,735        0.68       8.374         511     159,345      73.72    71.46       99.02
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   4,816   $792,734,651      100.00%      7.474%        638    $164,604      82.47%   41.13%      91.95%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                              Distribution by Lien

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                       Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Lien                  of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
First                    4,816   $792,734,651      100.00%      7.474%        638    $164,604      82.47%   41.13%      91.95%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   4,816   $792,734,651      100.00%      7.474%        638    $164,604      82.47%   41.13%      91.95%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                      Distribution by Combined Original LTV

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
Combined                                         Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Original               Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
LTV                   of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
60.00% & Below              70    $10,512,296        1.33%      7.340%        610    $150,176      48.68%   22.14%      96.45%
60.01 -  0.00%              97     21,736,718        2.74       7.385         616     224,090      66.50    28.95       90.01
70.01 - 80.00%           3,198    528,885,617       66.72       7.108         642     165,380      79.59    37.96       96.73
80.01 - 85.00%             231     39,493,659        4.98       7.953         612     170,968      84.43    40.65       84.33
85.01 - 90.00%             484     88,809,782       11.20       8.100         626     183,491      89.65    38.78       80.74
90.01 - 95.00%             349     53,911,912        6.80       8.659         637     154,475      94.61    49.43       80.41
95.01 - 100.00%            387     49,384,669        6.23       8.663         660     127,609      99.80    79.98       79.58
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   4,816   $792,734,651      100.00%      7.474%        638    $164,604      82.47%   41.13%      91.95%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Adjustable Rate Mortgage Loans

                          Distribution by Original LTV

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Original               Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
LTV                   of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
60.00% & Below              70    $10,512,296        1.33%      7.340%        610    $150,176      48.68%   22.14%      96.45%
60.01 - 70.00%              97     21,736,718        2.74       7.385         616     224,090      66.50    28.95       90.01
70.01 - 80.00%           3,198    528,885,617       66.72       7.108         642     165,380      79.59    37.96       96.73
80.01 - 85.00%             231     39,493,659        4.98       7.953         612     170,968      84.43    40.65       84.33
85.01 - 90.00%             484     88,809,782       11.20       8.100         626     183,491      89.65    38.78       80.74
90.01 - 95.00%             349     53,911,912        6.80       8.659         637     154,475      94.61    49.43       80.41
95.01 - 100.00%            387     49,384,669        6.23       8.663         660     127,609      99.80    79.98       79.58
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   4,816   $792,734,651      100.00%      7.474%        638    $164,604      82.47%   41.13%      91.95%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                          Distribution by Documentation

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                       Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Documentation         of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Stated                   1,831   $349,005,359       44.03%      7.491%        652    $190,609      81.49%    0.00%      91.51%
Full                     2,309    326,021,993       41.13       7.412         621     141,196      84.12    100.00      92.12
Alt                        622    108,397,512       13.67       7.518         642     174,273      80.92     0.00       92.79
No Doc                      54      9,309,787        1.17       8.566         691     172,403      79.71     0.00       93.12
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   4,816   $792,734,651      100.00%      7.474%        638    $164,604      82.47%   41.13%      91.95%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                             Distribution by Purpose

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                       Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Purpose               of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Purchase                 3,336   $525,822,344       66.33%      7.446%        646    $157,621      83.14%   39.24%      90.48%
Cashout Refi             1,190    220,156,502       27.77       7.565         620     185,005      81.02    43.72       94.52
Rate/term Refi             290     46,755,806        5.90       7.366         631     161,227      81.77    50.08       96.46
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   4,816   $792,734,651      100.00%      7.474%        638    $164,604      82.47%   41.13%      91.95%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                            Distribution by Occupancy

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                       Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Occupancy             of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Owner Occupied           4,385   $728,942,408       91.95%      7.410%        635    $166,235      82.01%   41.20%     100.00%
Investor                   297     40,288,183        5.08       8.436         686     135,650      88.97    48.35        0.00
Second Home                134     23,504,060        2.96       7.833         650     175,403      85.69    26.47        0.00
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   4,816   $792,734,651      100.00%      7.474%        638    $164,604      82.47%   41.13%      91.95%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Adjustable Rate Mortgage Loans

                          Distribution by Property Type

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Property               Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Type                  of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Single Family            3,298   $497,703,292       62.78%      7.518%        633    $150,911      82.47%   44.30%      93.28%
PUD                      1,028    199,962,812       25.22       7.271         640     194,516      82.16    39.97       92.44
Condo                      268     42,778,147        5.40       7.797         655     159,620      84.46    31.86       81.56
2 Family                   136     29,339,617        3.70       7.533         661     215,732      82.04    28.24       85.84
3-4 Family                  76     20,419,179        2.58       7.581         672     268,673      81.70    15.76       89.38
Condo Hi-rise                9      2,435,106        0.31       7.922         660     270,567      84.26    14.71       59.01
Townhouse                    1         96,499        0.01       8.730         571      96,499      95.00    100.00     100.00
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   4,816   $792,734,651      100.00%      7.474%        638    $164,604      82.47%   41.13%      91.95%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                              Distribution by State

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                       Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
State                 of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
FL                         640   $119,113,178       15.03%      7.514%        646    $186,114      83.14%   29.13%      83.05%
GA                         730    108,333,724       13.67       7.503         633     148,402      83.86    51.47       89.85
CA                         137     47,262,239        5.96       6.771         650     344,980      79.24    22.34       95.89
TN                         309     36,304,671        4.58       7.589         627     117,491      82.46    52.15       95.85
VA                         154     34,241,046        4.32       7.394         637     222,344      80.74    38.48       95.69
TX                         276     33,025,399        4.17       7.645         635     119,657      82.75    46.77       94.97
NC                         228     30,081,781        3.79       7.660         633     131,938      84.25    51.58       92.04
MA                         111     29,410,621        3.71       7.234         661     264,961      80.24    20.24       95.42
OH                         234     28,059,591        3.54       7.610         633     119,913      84.85    54.00       92.45
MD                         111     27,628,123        3.49       7.371         649     248,902      80.35    37.26       94.71
Other                    1,886    299,274,280       37.75       7.538         634     158,682      82.39    43.62       93.75
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   4,816   $792,734,651      100.00%      7.474%        638    $164,604      82.47%   41.13%      91.95%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                               Distribution by Zip

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                       Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Zip                   of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
01841                       12     $3,309,896        0.42%      7.165%        678    $275,825      80.00%    8.58%     100.00%
30016                       17      2,590,208        0.33       7.226         636     152,365      81.72    67.93       87.85
30024                        8      2,506,704        0.32       7.221         652     313,338      81.93    41.05      100.00
93536                        7      2,184,768        0.28       6.819         656     312,110      81.40     9.28       84.26
34744                        9      1,914,836        0.24       7.198         639     212,760      84.99    26.57       69.83
30045                       12      1,906,498        0.24       7.871         629     158,875      84.73    39.13      100.00
38654                       12      1,890,355        0.24       7.275         617     157,530      81.40    75.64      100.00
38016                       13      1,872,956        0.24       7.142         638     144,074      82.90    52.00      100.00
06606                        7      1,803,899        0.23       7.382         643     257,700      80.93    11.48      100.00
01843                        8      1,793,100        0.23       6.964         655     224,138      79.98     0.00      100.00
Other                    4,711    770,961,431       97.25       7.482         638     163,651      82.49    41.36       91.89
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   4,816   $792,734,651      100.00%      7.474%        638    $164,604      82.47%   41.13%      91.95%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                  Distribution by Remaining Months to Maturity

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
Remaining                                        Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Months to              Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Maturity              of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
241 - 360                4,816   $792,734,651      100.00%      7.474%        638    $164,604      82.47%   41.13%      91.95%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   4,816   $792,734,651      100.00%      7.474%        638    $164,604      82.47%   41.13%      91.95%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Adjustable Rate Mortgage Loans

                        Distribution by Amortization Type

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Amortization           Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Type                  of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
2 YR ARM                 2,696   $381,707,210       48.15%      7.631%        625    $141,583      83.18%   46.87%      91.62%
2 YR ARM IO              1,577    319,795,417       40.34       7.265         657     202,787      81.60    31.21       92.42
3 YR ARM IO                211     39,368,690        4.97       7.472         644     186,581      83.16    53.62       90.58
3 YR ARM                   264     39,260,586        4.95       7.763         606     148,714      82.74    54.72       91.65
5 YR ARM IO                 43      9,042,541        1.14       6.958         664     210,292      79.39    36.93       98.08
5 YR ARM                    25      3,560,207        0.45       7.627         634     142,408      82.14    38.77       89.29
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   4,816   $792,734,651      100.00%      7.474%        638    $164,604      82.47%   41.13%      91.95%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                      Distribution by Initial Periodic Cap

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
Initial                                          Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Periodic               Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Cap                   of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
0.51 - 1.00%                 4       $431,070        0.05%      7.887%        652    $107,768      88.31%   73.32%      73.32%
1.01 - 1.50%                38      5,614,095        0.71       7.192         635     147,739      83.93    51.45       86.40
1.51 - 2.00%                 8      1,390,480        0.18       7.490         648     173,810      78.89    50.95       92.18
2.51 - 3.00%             4,740    781,188,239       98.54       7.478         638     164,808      82.45    40.91       91.97
3.01 - 3.50%                13      1,956,352        0.25       7.202         643     150,489      85.27    36.23       97.07
3.51 - 4.00%                 1         67,148        0.01       7.260         691      67,148      80.00     0.00      100.00
4.51 - 5.00%                 3        640,239        0.08       6.515         639     213,413      85.07    100.00     100.00
5.51 - 6.00%                 9      1,447,028        0.18       7.600         629     160,781      85.13    82.48      100.00
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   4,816   $792,734,651      100.00%      7.474%        638    $164,604      82.47%   41.13%      91.95%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                          Distribution by Periodic Cap

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Periodic               Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Cap                   of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
0.51 - 1.00%             4,649   $764,911,702       96.49%      7.476%        639    $164,533      82.48%   40.55%      91.97%
1.01 - 1.50%               163     26,870,903        3.39       7.457         612     164,852      82.08    56.81       91.22
1.51 - 2.00%                 4        952,047        0.12       6.406         661     238,012      82.36    59.35      100.00
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   4,816   $792,734,651      100.00%      7.474%        638    $164,604      82.47%   41.13%      91.95%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                      Distribution by Months to Rate Reset

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Months to              Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Rate Reset            of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
13 - 24                  4,273   $701,502,628       88.49%      7.464%        639    $164,171      82.46%   39.73%      91.98%
25 - 36                    475     78,629,276        9.92       7.617         625     165,535      82.95    54.17       91.11
49 & Above                  68     12,602,748        1.59       7.147         655     185,335      80.17    37.45       95.60
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   4,816   $792,734,651      100.00%      7.474%        638    $164,604      82.47%   41.13%      91.95%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Adjustable Rate Mortgage Loans

                        Distribution by Life Maximum Rate

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Life Maximum           Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Rate                  of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
11.99% & Below             154    $33,355,747        4.21%      5.788%        669    $216,596      79.25%   61.60%      98.58%
12.00 - 12.49%             362     69,581,990        8.78       6.266         656     192,215      78.91    47.50       97.69
12.50 - 12.99%             829    152,006,984       19.18       6.732         646     183,362      79.65    43.74       97.87
13.00 - 13.49%             933    163,162,399       20.58       7.209         640     174,879      80.68    37.22       95.70
13.50 - 13.99%             989    155,796,484       19.65       7.676         635     157,529      81.79    33.51       92.10
14.00 - 14.49%             568     82,397,116       10.39       8.146         623     145,065      83.57    37.76       88.17
14.50 - 14.99%             502     71,425,066        9.01       8.630         628     142,281      89.41    46.31       77.26
15.00 - 15.49%             232     32,825,142        4.14       9.097         616     141,488      90.76    46.21       78.29
15.50 - 15.99%             173     23,287,941        2.94       9.599         627     134,612      92.96    41.98       78.73
16.00% & Above              74      8,895,783        1.12      10.225         609     120,213      91.29    43.40       88.02
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   4,816   $792,734,651      100.00%      7.474%        638    $164,604      82.47%   41.13%      91.95%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                             Distribution by Margin

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                       Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Margin                of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
4.99% & Below              255    $49,327,297        6.22%      6.289%        663    $193,440      79.56%   57.85%      98.05%
5.00 - 5.49%               350     65,219,486        8.23       6.342         655     186,341      79.19    45.35       97.66
5.50 - 5.99%               845    153,735,053       19.39       6.816         642     181,935      79.87    44.12       97.51
6.00 - 6.49%               944    165,208,732       20.84       7.257         641     175,009      80.86    36.18       95.71
6.50 - 6.99%               960    154,259,210       19.46       7.632         635     160,687      81.67    33.82       91.23
7.00% & Above            1,462    204,984,875       25.86       8.671         624     140,209      88.07    43.00       82.01
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   4,816   $792,734,651      100.00%      7.474%        638    $164,604      82.47%   41.13%      91.95%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Fixed Rate Mortgage Loans

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                        $144,676,942
Number of Mortgage Loans:                                                  1,434
Average Scheduled Principal Balance:                                    $100,890
Weighted Average Gross Coupon:                                            7.868%
Weighted Average Net Coupon: (2)                                          7.358%
Weighted Average Current FICO Score:                                         641
Weighted Average Original LTV Ratio:                                      72.45%
Weighted Average Combined Original LTV Ratio:                             82.67%
Weighted Average Stated Remaining Term (months):                             332
Weighted Average Seasoning(months):                                            2

      (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.


                    Distribution by Current Principal Balance

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
Current                                          Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Principal              Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Balance               of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
$50,000 & Below            413    $11,840,400        8.18%     10.336%        642     $28,669      96.62%   62.37%      94.38%
$50,001 - $75,000          228     14,374,488        9.94       8.803         642      63,046      84.50    56.23       86.90
$75,001 - $100,000         225     20,056,514       13.86       8.208         636      89,140      81.96    60.61       91.85
$100,001 - $125,000        168     18,813,176       13.00       7.778         640     111,983      82.22    58.35       91.12
$125,001 - $150,000        135     18,554,473       12.82       7.571         640     137,441      80.93    59.96       95.53
$150,001 - $200,000        125     21,895,603       15.13       7.312         640     175,165      80.21    56.94       94.64
$200,001 - $250,000         69     15,452,217       10.68       7.248         637     223,945      81.99    44.36       95.54
$250,001 - $300,000         36      9,951,829        6.88       6.924         643     276,440      81.71    69.35      100.00
$300,001 - $350,000         16      5,091,579        3.52       7.168         652     318,224      77.96    43.87       93.87
$350,001 - $400,000          6      2,254,231        1.56       6.547         652     375,705      81.59    83.10      100.00
$400,001 - $450,000          7      2,973,206        2.06       6.991         641     424,744      75.89    57.09      100.00
$450,001 - $500,000          2        993,622        0.69       6.624         695     496,811      90.00    100.00     100.00
$500,001 - $550,000          1        519,151        0.36       9.375         626     519,151      80.00     0.00      100.00
$550,001 - $600,000          1        574,031        0.40       6.875         625     574,031      76.67    100.00     100.00
$600,001 - $650,000          1        649,423        0.45       6.600         654     649,423      56.52    100.00     100.00
$650,001 - $700,000          1        683,000        0.47       7.775         707     683,000      79.98     0.00      100.00
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   1,434   $144,676,942      100.00%      7.868%        641    $100,890      82.67%   58.04%      93.88%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Fixed Rate Mortgage Loans

                          Distribution by Current Rate

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Current                Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Rate                  of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
5.00 - 5.49%                 7     $1,347,441        0.93%      5.327%        707    $192,492      72.08%   83.62%     100.00%
5.50 - 5.99%                30      5,031,023        3.48       5.871         671     167,701      72.47    69.03      100.00
6.00 - 6.49%                60     11,120,365        7.69       6.233         668     185,339      78.33    80.11       96.60
6.50 - 6.99%               171     27,080,183       18.72       6.768         647     158,364      77.24    62.21       98.52
7.00 - 7.49%               163     23,642,106       16.34       7.244         636     145,044      79.44    57.72       97.32
7.50 - 7.99%               191     25,026,466       17.30       7.737         633     131,029      80.58    57.86       90.90
8.00 - 8.49%               157     14,737,276       10.19       8.238         629      93,868      83.63    50.26       87.42
8.50 - 8.99%               135     11,116,188        7.68       8.738         625      82,342      85.69    50.05       85.62
9.00% & Above              520     25,575,893       17.68      10.386         640      49,184      96.02    48.95       93.29
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   1,434   $144,676,942      100.00%      7.868%        641    $100,890      82.67%   58.04%      93.88%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                          Distribution by Credit Score

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Credit                 Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Score                 of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
740 & Above                 65     $5,401,171        3.73%      7.673%        761     $83,095      83.75%   52.32%      74.94%
720 - 739                   34      2,709,057        1.87       7.765         730      79,678      86.42    37.28       79.20
700 - 719                   64      8,198,425        5.67       7.225         708     128,100      85.91    59.29       95.60
680 - 699                  104     11,176,323        7.73       7.545         689     107,465      84.32    44.50       90.66
660 - 679                  154     15,262,835       10.55       7.875         669      99,109      84.33    42.49       93.53
640 - 659                  242     26,395,655       18.24       7.710         649     109,073      82.74    52.82       93.17
620 - 639                  289     29,325,520       20.27       8.028         629     101,472      83.35    51.89       93.48
600 - 619                  193     20,948,037       14.48       7.796         609     108,539      82.05    71.28       99.36
580 - 599                  205     15,884,837       10.98       8.292         589      77,487      81.14    76.65       97.88
560 - 579                   48      5,322,521        3.68       8.274         571     110,886      75.80    69.94       95.82
540 - 559                   25      2,802,282        1.94       8.311         550     112,091      72.46    91.88       94.97
520 - 539                    7        923,705        0.64       8.325         529     131,958      77.06    100.00     100.00
500 - 519                    4        326,573        0.23       9.710         509      81,643      80.00    100.00     100.00
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   1,434   $144,676,942      100.00%      7.868%        641    $100,890      82.67%   58.04%      93.88%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                              Distribution by Lien

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                       Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Lien                  of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
First                      946   $126,172,328       87.21%      7.470%        639    $133,375      80.20%   59.36%      93.51%
Second                     488     18,504,614       12.79      10.587         655      37,919      99.46    49.03       96.35
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   1,434   $144,676,942      100.00%      7.868%        641    $100,890      82.67%   58.04%      93.88%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                      Distribution by Combined Original LTV

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
Combined                                         Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Original               Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
LTV                   of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
60.00% & Below              57     $6,569,923        4.54%      7.094%        631    $115,262      49.05%   54.65%      91.15%
60.01 - 70.00%              73     10,021,367        6.93       6.955         624     137,279      65.67    62.32       89.15
70.01 - 80.00%             519     71,370,300       49.33       7.290         640     137,515      79.00    53.10       95.17
80.01 - 85.00%              60      7,894,051        5.46       7.645         633     131,568      84.03    71.41       85.97
85.01 - 90.00%             116     14,469,635       10.00       7.931         640     124,738      89.43    62.69       90.25
90.01 - 95.00%              77      8,234,007        5.69       8.401         639     106,935      94.30    62.58       93.84
95.01 - 100.00%            532     26,117,658       18.05       9.860         656      49,093      99.84    62.71       97.26
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   1,434   $144,676,942      100.00%      7.868%        641    $100,890      82.67%   58.04%      93.88%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Fixed Rate Mortgage Loans

                          Distribution by Original LTV

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Original               Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
LTV                   of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
60.00% & Below             545    $25,074,537       17.33%      9.672%        648     $46,008      86.26%   50.50%      94.99%
60.01 - 70.00%              73     10,021,367        6.93       6.955         624     137,279      65.67    62.32       89.15
70.01 - 80.00%             518     71,356,507       49.32       7.289         640     137,754      79.00    53.09       95.17
80.01 - 85.00%              59      7,877,184        5.44       7.641         633     133,512      84.03    71.35       85.94
85.01 - 90.00%             108     14,114,279        9.76       7.866         639     130,688      89.42    63.19       90.33
90.01 - 95.00%              54      7,430,150        5.14       8.189         637     137,595      94.32    63.70       96.00
95.01 - 100.00%             77      8,802,917        6.08       8.402         659     114,324      99.65    89.85       96.65
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   1,434   $144,676,942      100.00%      7.868%        641    $100,890      82.67%   58.04%      93.88%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                          Distribution by Documentation

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                       Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Documentation         of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Full                       857    $83,971,057       58.04%      7.689%        633     $97,983      83.17%   100.00%     95.67%
Stated                     425     40,634,830       28.09       8.449         654      95,611      83.22     0.00       89.10
Alt                        148     19,627,616       13.57       7.415         647     132,619      79.38     0.00       96.62
No Doc                       4        443,439        0.31       8.793         709     110,860      81.84     0.00       70.48
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   1,434   $144,676,942      100.00%      7.868%        641    $100,890      82.67%   58.04%      93.88%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                             Distribution by Purpose

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                       Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Purpose               of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Cashout Refi               536    $67,705,554       46.80%      7.568%        636    $126,316      79.95%   65.00%      92.48%
Purchase                   741     60,467,113       41.79       8.333         647      81,602      86.10    47.51       94.83
Rate/term Refi             157     16,504,274       11.41       7.398         638     105,123      81.25    68.07       96.13
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   1,434   $144,676,942      100.00%      7.868%        641    $100,890      82.67%   58.04%      93.88%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                            Distribution by Occupancy

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                       Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Occupancy             of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Owner Occupied           1,334   $135,818,433       93.88%      7.841%        639    $101,813      82.84%   59.15%     100.00%
Investor                    70      6,498,782        4.49       8.284         671      92,840      79.47    40.60        0.00
Second Home                 30      2,359,727        1.63       8.307         668      78,658      81.28    42.14        0.00
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   1,434   $144,676,942      100.00%      7.868%        641    $100,890      82.67%   58.04%      93.88%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Fixed Rate Mortgage Loans

                          Distribution by Property Type

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Property               Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Type                  of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Single Family            1,100   $107,144,285       74.06%      7.856%        639     $97,404      82.96%   61.04%      95.31%
PUD                        232     27,541,031       19.04       7.743         642     118,711      81.47    54.44       95.64
Condo                       50      4,260,632        2.94       8.121         661      85,213      84.81    45.27       89.85
2 Family                    37      3,375,955        2.33       8.535         656      91,242      83.26    41.69       61.24
3-4 Family                  12      2,093,111        1.45       8.205         662     174,426      79.46    10.09       62.37
Condo Hi-rise                2        153,695        0.11      12.032         658      76,848      99.99    21.27      100.00
Townhouse                    1        108,232        0.07       8.550         665     108,232      30.19     0.00        0.00
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   1,434   $144,676,942      100.00%      7.868%        641    $100,890      82.67%   58.04%      93.88%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                              Distribution by State

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                       Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
State                 of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
FL                         201    $26,513,857       18.33%      7.408%        644    $131,910      78.15%   52.46%      93.83%
GA                         197     18,600,497       12.86       8.011         640      94,419      84.50    51.91       91.56
TX                         103      9,738,215        6.73       7.789         633      94,546      81.01    46.91       93.56
TN                         114      8,343,989        5.77       7.912         632      73,193      84.97    45.01       96.57
VA                          60      7,565,150        5.23       7.190         646     126,086      78.66    89.57       93.17
CA                          51      7,442,155        5.14       8.169         643     145,925      82.19    51.31       99.32
OH                          63      5,372,936        3.71       7.864         632      85,285      86.35    73.15       96.67
NC                          65      4,975,370        3.44       8.420         642      76,544      85.00    52.54       84.34
SC                          50      4,532,058        3.13       8.243         630      90,641      83.46    60.91       87.89
AL                          51      4,343,774        3.00       8.101         634      85,172      82.63    63.58       93.51
Other                      479     47,248,941       32.66       8.026         644      98,641      84.40    62.27       94.96
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   1,434   $144,676,942      100.00%      7.868%        641    $100,890      82.67%   58.04%      93.88%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                               Distribution by Zip

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
                       Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Zip                   of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
55436                        1       $683,000        0.47%      7.775%        707    $683,000      79.98%    0.00%     100.00%
91006                        1        649,423        0.45       6.600         654     649,423      56.52    100.00     100.00
81147                        3        613,829        0.42       7.266         680     204,610      85.49    100.00     100.00
30043                        5        598,437        0.41       7.998         677     119,687      83.51    22.18      100.00
22310                        1        574,031        0.40       6.875         625     574,031      76.67    100.00     100.00
30045                        5        571,531        0.40       6.970         652     114,306      78.87    77.22      100.00
32174                        2        541,151        0.37       7.152         633     270,575      72.57    100.00     100.00
06114                        3        539,968        0.37       7.814         656     179,989      73.98     0.00       39.83
19061                        1        519,151        0.36       9.375         626     519,151      80.00     0.00      100.00
78660                        4        509,033        0.35       7.298         635     127,258      78.79    78.40      100.00
Other                    1,408    138,877,389       95.99       7.884         640      98,635      82.92    58.05       93.86
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   1,434   $144,676,942      100.00%      7.868%        641    $100,890      82.67%   58.04%      93.88%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Fixed Rate Mortgage Loans

                  Distribution by Remaining Months to Maturity

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
Remaining                                        Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Months to              Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Maturity              of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
1 - 180                    437    $19,532,592       13.50%      9.833%        655     $44,697      93.12%   52.23%      94.58%
181 - 240                   16      1,408,645        0.97       7.615         646      88,040      85.29    79.22      100.00
241 - 360                  981    123,735,705       85.53       7.561         639     126,132      80.99    58.72       93.70
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   1,434   $144,676,942      100.00%      7.868%        641    $100,890      82.67%   58.04%      93.88%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------

                        Distribution by Amortization Type

                                                                                                Weighted
                                                 Pct. Of     Weighted    Weighted                 Avg.
                                                 Pool By       Avg.        Avg.       Avg.      Combined    Pct.       Pct.
Amortization           Number     Principal     Principal     Gross      Current    Principal   Original    Full      Owner
Type                  of Loans     Balance       Balance      Coupon       FICO      Balance      LTV        Doc     Occupied
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Fixed                      953   $112,987,441       78.10%      7.574%        638    $118,560      80.75%   60.51%      93.36%
FIXED IO                   105     14,525,794       10.04       7.850         656     138,341      83.03    46.06       96.19
FIXED 15/30 BLN            354     13,311,444        9.20      10.577         655      37,603      99.45    50.07       95.38
FIXED 30/40 BLN             22      3,852,262        2.66       7.197         636     175,103      79.50    58.24       95.07
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------
Total:                   1,434   $144,676,942      100.00%      7.868%        641    $100,890      82.67%   58.04%      93.88%
-------------------   --------   ------------   ---------    --------    --------   ---------   --------    -----    --------



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.